[LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1) The Monthly Servicer Certificate for the Collection Period ended July 31, 1997 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of August, 1997.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    -----------------------------------
    Daniel A. Jauernig
    Senior Vice President and Treasurer

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   3,593,379.72    1,473,134.02              0.00
Investment Earnings                                                      49,054.21      16,816.58        5,798.23
Deposit to Collections                                                        0.00                          0.00
Withdraw in Excess of Required Balance                                                                (10,762.88)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  21,052,971.19
Add: Servicer Advances [4.3 b]                                          539,389.51
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]                (75,353.10)

Less: Investment Earnings to Newcourt [4.2 e]                          (49,054.21)    (16,816.58)     (5,798.23)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (21,517,007.60)                                  21,517,007.60

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                      (179,668.99)                                     179,668.99
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  21,337,338.61
     (1) Class A Interest [4.3 d iv A]                               (1,788,684.85)
     (2) Class B Interest [4.3 d iv B]                                 (100,185.53)
     (3) Class A Principal [4.3 d iv C]                             (18,473,238.02)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (193,252.30)
     (5) Class C Interest [4.3 d iv E]                                 (123,237.67)
     (6) Class B Principal [4.3 d iv F]                                (425,996.27)
     (7) Class C Principal [4.3 d iv G]                                (425,996.27)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (21,517,007.60)                                    179,668.99

Ending Balance                                                                0.00   3,400,127.42   1,462,371.14             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                             July 1997

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          4,269,364.10       7,305,007.81      9,762,966.70
     (1) Class A Interest [4.3 d iv A]                                         384,649.14         663,900.57        740,135.14
     (2) Class B Interest [4.3 d iv B]                                          23,294.32          36,893.07         39,998.14
     (3) Class A Principal [4.3 d iv C]                                      4,050,479.96       6,462,934.86      7,959,823.20
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          27,996.49          45,113.27         50,127.91
     (6) Class B Principal [4.3 d iv F]                                         95,676.50         146,796.16        183,523.61
     (7) Class C Principal [4.3 d iv G]                                         95,676.50         146,796.16        183,523.61
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 4,677,772.91       7,502,434.09       9,157,131.61

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               July 1997

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               76,708,115.93      129,852,453.38     158,799,252.29
    Less: Previous Period's Prepayments                                        825,230.51        1,346,141.52       1,611,800.58
    Less: Previous Period's Defaults                                           479,171.93          797,995.91         961,508,80

    Prior Month Series ADCB (reported this period)                          75,403,713.49      127,708,315.95     156,225,942.91

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       67,979,229.16      115,965,164.97     142,333,680.33
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      384,649.14          663,900.57         740,135.14
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       384,649.14          663,900.57         740,135.14

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       67,979,229.16      115,965,164.97     142,333,680.33
    Prior Months Series ADCB                                                75,403,713.49      127,708,315.95     156,225,942.91
    Current Months Series ADCB                                              73,011,800.89      124,038,412.04     151,637,852.56
                                                                            -------------      --------------     --------------
                                                  Difference                 2,391,912.60        3,669,903.91       4,588,090.35
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    2,200,559.59        3,376,311.60       4,221,043.12

    Current Prepayments                                                      1,430,903.30        2,380,033.03       2,872,750.03
    Current Defaults                                                           419,017.07          706,590.23         866.030.05

                                                  Class A Total Due          4,050,479.96        6,462,934.86       7,959,823.20

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    4,050,479.96        6,462,934.86       7,959,823.20

    Class A Principal Distribution                                           4,050,479.96        6,462,934.86       7,959,823.20

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Disbribution            63,928,749.20      109,502,230.11     134,373,857.13

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             63,928,749.20      109,502,230.11     134,373,857.13

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        3,712,242.01        5,871,575.43       6,946,131.29
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       23,294.32           36,893.07          39,998.14
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        23,294.32           36,893.07          39,998.14


Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               July 1997

Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        3,712,242.01        5,871,575.43       6,946,131.29
    Prior Months Series ADCB                                                75,403,713.49      127,708,315.95     156,225,942.91
    Current Months Series ADCB                                              73,011,800.89      124,038,412.04     151,637,852.56
                                                                            -------------      --------------     --------------
                                                  Difference                 2,391,912.60        3,669,903.91       4,588,090.35
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       95,676.50          146,796.16         183,523.61

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             95,676.50          146,796.16         183,523.61

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       95,676.50          146,796.16         183,523.61

    Class B Principal Distribution                                              95,676.50          146,796.16          183,523.61

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Disbribution             3,616,565.51        5,724,779.27       6,762,607.68

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              3,616,565.51        5,724,779.27       6,762,607.68

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        3,712,242.01        5,871,575.43       6,946,131.29
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360*Class C Interest Rate                                                    0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       27,996.49           45,113.27          50,127.91
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360*Class C Interest Default Rate                                            0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        27,996.49           45,113.27          50,127.91

    Class C Interest Paid                                                       27,996.49           45,113.27          50,127.91
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        3,712,242.01        5,871,575.43       6,946,131.29
    Prior Months Series ADCB                                                75,403,713.49      127,708,315.95     156,225,942.91
    Current Months Series ADCB                                              73,011,800.89      124,038,412.04     151,637,852.56
                                                                            -------------      --------------     --------------
                                                  Difference                 2,391,912.60        3,669,903.91       4,588,090.35
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       95,676.50          146,796.16         183,523.61
    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       95,676.50          146,796.16         183,523.61

    Class C Principal Distribution                                              95,676.50          146,796.16         183,523.61

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             3,616,565.51        5,724,779.27       6,762,607.68

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              3,616,565.51        5,724,779.27       6,762,607.68

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules                            July 1997



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                                     359,337,972.35
    Servicing Rate                                                                  0.60%
    Monthly Servicing Rate                                                          0.05%
    Prior Servicing Fee Arrearage                                                    0.00
    Current Servicer Fee                                                       179,668.99
    Servicer Fee Due                                                           179,668.99
    Current Servicing Fee Arrearage                                                  0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   3,593,379.72
    Series ADCB                                         340,012,741.78
    Required Balance (Series ADCB* 1.00%)                 3,400,127.42
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (193,252.30)
    Ending Reserve Account Balance                        3,400,127.42
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,473,134.02
    Required Balance                                      1,462,371.14
    Withdraw from Cash Collateral Account                   (10,762.88)

                                                                  July 1997

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Month Rolling Avg. ADCB                            358,067,646

            Delinquency Ratio                                          0.75%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.39%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB       Delinquency     Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    2,850,777   374,812,223      0.76%         0.27%
                   1 month prior     2,670,784   359,377,972      0.74%         0.25%
                   Current           2,499,295   340,012,742      0.74%         0.23%
                                                                  -----         -----
                                                                  0.75%         0.75%

                                    Delinquency Ratio:            0.75%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior     106,691    422,607,136     0.03%
                   4 months prior     150,669    409,216,492     0.04%
                   3 months prior      57,652    388,623,503     0.01%
                   2 months prior     117,851    374,812,223     0.03%
                   1 month prior      160,559    359,377,972     0.04%
                   Current            161,819    340,012,742     0.05%
                                      -------  -------------    -----
                                      755,241  2,294,650,068     0.03%

                   Average ADCB                              382,441,678
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                             -----------
                   1% of Averge ADCB                           3,824,417
                   Sum of Charge-Offs *2                       1,510,482
                   Annualized Charge-Off Ratio:                    0.39%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       3,400,127
                   Series Allocation Percentage                   20.01%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          7,233,131
                                                               ---------
                                                               7,913,459

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   3,400,127
                   Series Allocation Percentage                   34.24%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         11,449,559
                                                               ---------
                                                              12,613,619

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   3,400,127
                   Series Allocation Percentage                   45.76%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         13,525,215
                                                              ----------
                                                              15,080,954

Newcourt Receivables Asset Trust                                July 1997
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          63,928,749     109,502,230   134,373,857
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.534267519     0.644848208   0.714097920
  Principal Factor (per thousand):         33.850809031    38.059608064  42.300588141
  Interest Factor (per thousand):           3.214602889     3.909647248   3.933272252

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           3,616,566     5,724,779     6,762,608
  Initial B Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.695163165    0.775391642   0.826580256
  Principal Factor (per thousand):         18.390591392   19.882778030  22.431730447
  Interest Factor (per thousand):           4.477550087    4.996974864   4.888894104


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           3,616,566     5,724,779     6,762,608
  Initial C Balance                           5,202,470     7,383,081     8,181,429

  Certificate Factor:                       0.695163165    0.775391642   0.826580256
  Principal Factor (per thousand):         18.390591392   19.882778030  22.431730447
  Interest Factor (per thousand):           5.381384227    6.110358293   6.127035998


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              323,091,735    340,012,742     95.02%
  31-60 Days Past Due   14,421,712    340,012,742      4.24%
  61-90 Days Past Due    2,499,295    340,012,742      0.74%
